OMB APPROVAL
OMB Number: 3235-0570 Expires: August 31, 2011 Estimated average burden hours per response: 18.9

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number   811-01920

Stralem Fund
(Exact name of registrant as specified in charter)

645 Madison Avenue New York, New York	10022
(Address of principal executive offices)	(Zip code)

Andrea Baumann Lustig

Stralem & Company Incorporated 645 Madison Avenue New York, NY 10022
(Name and address of agent for service)

Registrant's telephone number, including area code:      (212) 888-8123

Date of fiscal year end:         October 31, 2010

Date of reporting period:       October 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

STRALEM Fund

Stralem Equity Fund

(a series of Stralem Fund)

ANNUAL REPORT
October 31, 2010

STRALEM EQUITY FUND

LETTER TO SHAREHOLDERS December 2010

Dear Shareholder,

Each year following the close of Stralem Equity Fund’s (the “Fund”) fiscal year on October 31st, we report to you on the Fund’s results and our current investment outlook. We are delighted to inform you that this past year has seen a significant increase in inflows into the Fund. The net assets of the Fund have grown by 87% to $183.8 million as of the close of this fiscal year from $97.9 million in net assets on October 31, 2009.

Performance

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 10/31/10

	Average Annual Total Returns for the Periods Ended 10/31/10
	1 YR	5 YRS	10YRS	Since Inception*
Stralem Equity Fund - Institutional share class	12.62%	2.23%	2.27%	2.57%
S&P 500 Index	16.52%	1.73%	-0.02%	-0.10%
Stralem Equity Fund - Adviser share class	N/A	N/A	N/A	7.17%**
S&P 500 Index	N/A	N/A	N/A	10.28%**

*	Inception for the Institutional share class was January 18, 2000. Inception for the Adviser share class was November 13, 2009.

**	Not annualized.

CUMULATIVE TOTAL RETURNS BEFORE TAXES AND AFTER FEES AND EXPENSES

	Cumulative Total Returns for Periods Ended 10/31/10
	1 YR	5 YRS	10YRS	Since Inception*
Stralem Equity Fund - Institutional share class	12.62%	11.65%	25.17%	31.42%
S&P 500 Index	16.52%	8.97%	-0.17%	-1.06%

*	Inception for the Institutional share class was January 18, 2000.

PERFORMANCE NOTES: Stralem Equity Fund is advised by Stralem & Company Incorporated, an independent, SEC registered investment adviser established in 1966. The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end or to receive a prospectus, please call (866) 822-9555 toll free or visit the Fund’s website at www.stralemfund.com. Performance results for Stralem Equity Fund are stated after investment advisory fees and expenses (net) but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Portfolios can suffer losses as well as gains. Performance results are calculated on a total return basis, which includes all income from dividends and interest and realized and unrealized gains or losses. Assuming dividends are reinvested, the growth in dollars of an investment in a period can be computed using these rates of return. The S&P 500 Index is used to indicate the type of investment environment existing during the time periods shown. The S&P 500 Index is the Standard & Poor’s Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. It is shown with dividends included and reflects no deduction for fees, expenses or taxes.

For the year ended October 31, 2010, the Fund’s Institutional Shares (STEFX) returned 12.62% before taxes and after fees and expenses, as compared to the return of 16.52% for the S&P 500 Index (the “Index”) as shown in the table below. During the past year, the market’s advance, in our view, was characterized by a rally in which lower quality stocks dominated. This is why, even amidst the giddy excitement regarding the “re-flation trade,” we remained decidedly circumspect. We endeavor to capture as much of the market’s upside as possible by being fully invested and oriented to the Up Market Sector of our portfolio, but we do so in a way that is likely, in our view, to preserve capital, were investment flows to reverse. Over 5 years, the Fund achieved an average annual total return of 2.23% (after fees and expenses) vs. an average annual total return of 1.73% for the Index. Over 10 years the Fund achieved an average annual total return of 2.27% (after fees and expenses) vs. an average annual total return of -0.02% for the Index. Since its inception on January 18, 2000, the Fund has achieved an average annual total return of 2.57% (after fees and expenses) vs. an average annual total return of -0.10% for the Index.

On November 13, 2009, the Fund launched an Adviser Share class (STRAX-Adviser Shares) which holds the same portfolio as STEFX but is available through additional selling platforms and carries a 0.25% 12b-1 fee. For the period from inception through October 31, 2010, the Fund’s Adviser Share class had a cumulative total return, before taxes and after fees and expenses of 7.17% vs. a total return of 10.28% for the Index as shown in the table above.

For the 10 year period ended October 31, 2010, a $10,000 investment in the STEFX-Institutional Shares would have grown (after fees and expenses) to $12,517 outperforming a $10,000 investment in the Index which would have declined (excluding fees and expenses) to $9,983.

Stralem Equity Fund - Institutional Shares vs. S&P 500 Index

Growth of $10,000       October 31, 2000 - October 31, 2010

The line graph above represents the performance of Institutional Shares only, which will vary from the performance of Adviser Shares to the extent the classes do not have the same expenses or inception dates.

Portfolio Review

Stralem & Company Incorporated (“Stralem”), as investment manager of Stralem Equity Fund, uses the same investment strategy for all client portfolios it manages in the US Large Cap Equity StrategyTM (“LCES”) including the Fund. Stralem views its success over four decades as the result of its strict adherence to a disciplined and market-conscious investment philosophy that is time tested, fundamentally driven and quantitatively enhanced.

The investment philosophy of Stralem’s LCES is predicated on a structural framework that identifies four types of market environments within a full market cycle: two types of bull markets and two types of bear markets each characterized by momentum or valuation factors. Stralem uses this framework to identify and prepare for changing market environments in order to manage risk and opportunity within the portfolio structure thereby offering the potential for growth with capital preservation in one, long-only product.

The objective of Stralem’s LCES is to outperform the market over a full market cycle with reduced risk and reduced volatility. We add value through purchasing a set of what we believe to be fundamentally solid growth companies (Up Market Sector) along with those that deliver strong cash flows (Down Market Sector) and adjusting the balance between these two groups as we move through the market cycle.

Within our two unique sectors, Up Market Stocks and Down Market Stocks, the portfolio is further divided into five categories. The Up Market Sector contains three categories of stocks that history has shown lead the market when it is rising: New Industries, New Products and Dominant Firms. The Down Market Sector contains two categories of stocks that have historically preserved capital when the market declines: Low Ratio of Price/Cash Flow and High Dividend Yield. As we move through the market cycle we adjust the portfolio structure so that we hold from 50% to 90% of our portfolio in Up Market stocks and 10% to 50% in Down Market stocks based on the balance we seek to have between growth and capital preservation. Category weightings are also adjusted within each Sector as we move through the cycle. Individual stock positions are equally weighted within each category. Cash is not used as a strategic investment but is maintained at approximately 5% for tactical investment purposes and is included in the Down Market allocation.

As of October 31, 2010, the overall allocation stood at 65% Up Market/ 35% Down Market.

We believe the market entered the beginning of a Momentum-Driven Bear Market in October of 2008. As the stock market dropped, we moved out of the 50% Up Market/ 50% Down Market structure, which had characterized the portfolio since October 2001, and began the transition to 70% Up Market and 30% Down. Down Market stocks were sold to make room for additional Up Market stocks purchased at multi-decade low prices and valuations, bringing the overall allocation to 60% Up Market/40% Down Market by October 2009, the close of the last fiscal year. During this past fiscal year, the Up Market stock allocation was further increased to 65% Up Market/35% Down Market by April 2010 where it has remained since that time.

Purchases and Sales

As part of the portfolio repositioning towards Up Market stocks, the Fund made six sales and six purchases during its fiscal year. The Fund sold Parker Hannifin, Devon Energy, Schlumberger, Avon Products, Eli Lilly and Kellogg and purchased Wal-Mart, Kellogg, Newmont Mining, American Electric Power, CVS and Thermo Fisher Scientific. During the year, the Fund also added to already-existing positions in Kellogg, Wal-Mart, 3M, Procter & Gamble and CVS. Kellogg was purchased, added to and sold within the year partly due to recent operational failures, but also due to greater-than-expected consumer trade down in cereals, intense price competition and agricultural commodity price increases. Our holdings in XTO Energy were purchased by Exxon Mobil and the Fund decided to retain Exxon Mobil in the portfolio.

In each of its purchases, Stralem sought extremely high quality companies with exceptionally strong balance sheets, high cash flows, and low debt levels who are globally adept at participating in either emerging market growth and/or the trade down effect on the part of the US consumer. We believe these are the types of companies which have the greatest chance not only to make it through what will, in our view, be a slow growth environment but also to emerge even stronger as they take market share from weaker competitors and/or continue to spend on R&D while others are cutting costs.

Investment Outlook

After brief declines in the months of October 2009 and January 2010, the Index rallied strongly from a low in February 2010 to a two year high on April 23, 2010. However, with fears of a Sovereign debt crisis in Europe looming and doubt about a potential double dip recession in the US, the market corrected sharply from April through the end of August. Market optimism was quickly restored in early September as Federal Reserve Chairman Ben Bernanke signaled that another round of quantitative easing (QE2) was more than likely on the way after the US elections. The Index continued to advance dramatically through the balance of the 2010 fiscal year reaching 1,183, up 75% from the March 2009 low. Optimism has been fueled by the perception that economic recovery is underway spurred by additional monetary stimulus and Republican election victories. Not only has the recession ended, the thinking goes, but we are entering a period of renewed economic growth.

In Stralem’s view, however, the issues that caused the recession are still in place and no real solutions to the fundamental problems are being discussed. From our perspective, the Government’s tendency is to manage as if this were an inventory-led rather than a liability-led recession. We have made the case for quite some time that this recession is one of excess liabilities not of excess inventories and that the withdrawal of excess leverage over time will greatly impact economic activity. In our view, the continuing de-leveraging of the global economy will most likely lead to a period of below average growth. We see many similarities in today’s market to the one we managed through in 2007-08, when there was a similar lack of caution and even less balanced discourse.

As a result, even as we participate in the market’s move up, we continue to be prepared for the future by keeping our exposure where it has been – on the very large, multi-industry, global businesses with growth drivers that provide a degree of independence from US policy and consumption. As managers of US domiciled companies, it is of course impossible to remain entirely above the mire but that’s where size and scale come into play. Participating in the market’s rise while being highly attentive to the potential need for capital preservation in the event of a decline means, in our view, continuing to invest in high-quality, US large cap companies, those dominant companies that have the wherewithal to not only survive, but to thrive in this type of difficult global economic environment. These companies are much more capable of tapping into the structurally higher growth rates in emerging countries, while remaining tethered to the largest economy in the world – the US. These companies generally have larger market capitalizations, are “household names,” with strong brands, diversified business segments and product offerings, have the ability to finance most of their capital needs internally but also have unfettered access to capital markets, have the heft to extract favorable terms from suppliers (and extend them financing, if need be), can finance their customers’ receivables, and have the balance sheets to keep capital expenditures and R&D spending uninterrupted, while growing their top lines through strategic acquisitions. Moreover they do so in a reliable US market framework which is large and relatively transparent with US companies that have a culture of innovation and focus on operational excellence. These features characterize the type of company that, in our view, provides the best risk/reward balance within the context of our portfolio structure in what continues to be a Momentum-Driven Bear Market. If and when stock valuations return to what we consider to be an attractive level, the portfolio structure is likely to shift further into Up Market stocks.

While the near term picture may be muddled, we believe the long term picture will be very promising for those companies participating in a changing global structural framework that will, in our view, offer a great deal of growth opportunity in the long term.

Please do not hesitate to contact us with any questions.

Sincerely,

Andrea Baumann Lustig
President, Stralem Equity Fund

This report reflects our views and opinions as of the date of this letter. These views are subject to change at any time based upon market or other conditions. It was prepared for the information of the Fund’s shareholders. It is not authorized for distribution to prospective investors in the Fund unless it is preceded or accompanied by a current prospectus which describes the Fund’s objectives, risks, policies, expenses and other important information. Investors are advised to read the prospectus carefully before investing.

STRALEM EQUITY FUND
PORTFOLIO INFORMATION October 31, 2010 (Unaudited)

*  Percentages are based on Fund's total portfolio.

STRALEM EQUITY FUND
SCHEDULE OF INVESTMENTS October 31, 2010

Shares	Common Stocks — 93.5%	Value
	Consumer Discretionary — 3.3%
	Hotels, Restaurants & Leisure — 3.3%
78,300	McDonald’s Corp.	$6,089,391

	Consumer Staples — 14.0%
	Food & Staples Retailing — 10.6%
202,500	CVS Caremark Corp.	6,099,300
327,000	Kroger Co.	7,194,000
113,000	Wal-Mart Stores, Inc.	6,121,210
		19,414,510
	Household Products — 3.4%
98,300	Procter & Gamble Co. (The)	6,248,931

	Energy — 8.0%
	Oil, Gas & Consumable Fuels — 8.0%
87,400	Chevron Corp.	7,220,114
112,599	Exxon Mobil Corp.	7,484,456
		14,704,570
	Financials — 3.4%
	Insurance — 3.4%
157,000	Loews Corp.	6,198,360

	Health Care — 11.3%
	Life Sciences Tools & Services — 2.5%
88,600	Thermo Fisher Scientific, Inc. (a)	4,555,812

	Pharmaceuticals — 8.8%
88,300	Abbott Laboratories	4,531,556
69,900	Johnson & Johnson	4,450,533
412,500	Pfizer, Inc.	7,177,500
		16,159,589
	Industrials — 23.3%
	Aerospace & Defense — 6.8%
87,200	L-3 Communications Holdings, Inc.	6,294,968
83,400	United Technologies Corp.	6,235,818
		12,530,786
	Electrical Equipment — 3.4%
114,200	Emerson Electric Co.	6,269,580

	Industrial Conglomerates — 6.5%
73,000	3M Co.	6,148,060
362,000	General Electric Co.	5,799,240
		11,947,300

See notes to financial statements.

STRALEM EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

Shares	Common Stocks — 93.5% (Continued)	Value
	Industrials — 23.3% (Continued)
	Machinery — 6.6%
76,800	Caterpillar, Inc.	$6,036,480
142,600	Danaher Corp.	6,183,136
		12,219,616
	Information Technology — 13.2%
	Communications Equipment — 2.5%
200,100	Cisco Systems, Inc. (a)	4,568,283

	Computers & Peripherals — 2.4%
104,500	Hewlett-Packard Co.	4,395,270

	IT Services — 3.4%
43,400	International Business Machines Corp.	6,232,240

	Semiconductors & Semiconductor Equipment — 2.4%
221,100	Intel Corp.	4,437,477

	Software — 2.5%
175,800	Microsoft Corp.	4,683,312

	Materials — 1.1%
	Metals & Mining — 1.1%
33,600	Newmont Mining Corp.	2,045,232

	Utilities — 15.9%
	Electric Utilities — 12.0%
196,300	American Electric Power Co., Inc.	7,349,472
404,300	Duke Energy Corp.	7,362,303
193,200	Southern Co. (The)	7,316,484
		22,028,259
	Multi-Utilities — 3.9%
142,700	Consolidated Edison, Inc.	7,095,044

	Total Common Stocks (Cost $152,259,439)	$171,823,562

See notes to financial statements.

STRALEM EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

Shares	Money Market Funds — 6.9%	Value
3,000,000	Dreyfus Government Cash Management Money Market Fund - 0.00%*	$3,000,000
9,722,215	Dreyfus Treasury Prime Money Market Fund - 0.00%*	9,722,215
	Total Money Market Funds (Cost $12,722,215)	$12,722,215

	Total Investments at Value — 100.4% (Cost $164,981,654)	$184,545,777

	Liabilities in Excess of Other Assets — (0.4%)	(744,765)

	Net Assets — 100.0%	$183,801,012

(a)	Non-income producing.

*	Rate shown is the 7-day effective yield at October 31, 2010.

See notes to financial statements.

STRALEM EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES October 31, 2010

ASSETS
Investments, at value (Note 2) (Cost $164,981,654)	$184,545,777
Cash	2,037,133
Dividends receivable	216,922
Receivable for investment securities sold	4,176,577
Receivable for capital shares sold	341,150
Other	23,518
Total Assets	191,341,077

LIABILITIES
Payable to Investment Adviser (Note 3)	91,213
Payable to administrator (Note 3)	22,858
Payable for investment securities purchased	7,352,042
Payable for capital shares redeemed	1,000
Accrued expenses	72,952
Total Liabilities	7,540,065

NET ASSETS	$183,801,012

NET ASSETS CONSIST OF:
Paid-in capital	$167,502,135
Undistributed net investment income	1,991,945
Accumulated net realized loss from securities transactions	(5,257,191)
Net unrealized appreciation	19,564,123
Net Assets	$183,801,012

NET ASSET VALUE PER SHARE:
INSTITUTIONAL CLASS
Net assets applicable to Institutional Class	$178,540,195
Institutional Class shares of beneficial interest outstanding	1,473,647
Net asset value, offering price and redemption price per share (a)	$121.16

ADVISER CLASS
Net assets applicable to Adviser Class	$5,260,817
Adviser Class shares of beneficial interest outstanding	43,517
Net asset value, offering price and redemption price per share (a)	$120.89

(a)	Redemption price varies based on length of time held.

See notes to financial statements.

STRALEM EQUITY FUND
STATEMENT OF OPERATIONS For the Year Ended October 31, 2010

INVESTMENT INCOME
Dividends	$3,384,466
Interest	2,413
Total Investment Income	3,386,879

EXPENSES
Investment advisory fees (Note 3)	1,392,209
Professional fees	321,706
Administration fees (Note 3)	176,114
Transfer agent fees, Institutional Class (Note 3)	18,250
Transfer agent fees, Adviser Class (Note 3)	17,650
Registration fees, Common	18,391
Registration fees, Institutional Class	5,090
Registration fees, Adviser Class	3,827
Insurance	10,330
Printing	6,709
Trustees’ fees	5,250
Distribution fees, Adviser Class (Note 3)	5,170
Income and excise taxes	3,950
Other	43,433
Total Expenses	2,028,079
Fee reductions and expense reimbursements by the Adviser (Note 3):
Common	(547,240)
Institutional Class	(23,340)
Adviser Class	(21,477)
Net Expenses	1,436,022

NET INVESTMENT INCOME	1,950,857

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from securities transactions	(1,174,255)
Net change in unrealized appreciation (depreciation) on investments	15,431,519
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	14,257,264

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,208,121

See notes to financial statements.

STRALEM EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2010	Year Ended October 31, 2009
OPERATIONS
Net investment income	$1,950,857	$1,009,990
Net realized loss from securities transactions	(1,174,255)	(2,127,639)
Net change in unrealized appreciation (depreciation) on investments	15,431,519	9,050,282
Net increase in net assets from operations	16,208,121	7,932,633

DISTRIBUTIONS TO SHAREHOLDERS
Investment income, Institutional Class	—	(993,888)

CAPITAL SHARE TRANSACTIONS
Institutional Class
Proceeds from shares sold	78,222,458	18,161,674
Net asset value of shares issued in reinvestment of distributions	—	905,804
Proceeds from redemption fees	2	—
Payments for shares redeemed	(13,437,304)	(16,569,191)
Net increase in Institutional Class net assets from capital share transactions	64,785,156	2,498,287

Adviser Class
Proceeds from shares sold	5,046,538	—
Proceeds from redemption fees	5	—
Payments for shares redeemed	(130,833)	—
Net increase in Adviser Class net assets from capital share transactions	4,915,710	—

TOTAL INCREASE IN NET ASSETS	85,908,987	9,437,032

NET ASSETS
Beginning of year	97,892,025	88,454,993
End of year	$183,801,012	$97,892,025

UNDISTRIBUTED NET INVESTMENT INCOME	$1,991,945	$41,088

See notes to financial statements.

STRALEM EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended October 31, 2010*	Year Ended October 31, 2009
CAPITAL SHARE ACTIVITY
Institutional Class
Shares sold	681,141	190,471
Shares reinvested	—	8,242
Shares redeemed	(117,438)	(171,342)
Net increase in shares outstanding	563,703	27,371
Shares outstanding, beginning of year	909,944	882,573
Shares outstanding, end of year	1,473,647	909,944

Adviser Class
Shares sold	44,658	—
Shares redeemed	(1,141)	—
Net increase in shares outstanding	43,517	—
Shares outstanding, beginning of year	—	—
Shares outstanding, end of year	43,517	—

*	Commencement of operations for the Adviser Class was November 13, 2009.

See notes to financial statements.

STRALEM EQUITY FUND - INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each year)

	Year Ended October 31,
	2010		2009	2008	2007	2006
Net asset value, beginning of year	$107.58		$100.22	$138.60	$122.32	$113.01

Income (loss) from investment operations:
Net investment income	1.29		1.16	1.54	1.01	0.84
Net gains (losses) on securities	12.29		7.34	(38.39)	16.32	9.31
Total from investment operations	13.58		8.50	(36.85)	17.33	10.15

Less distributions:
Dividends from net investment income	—		(1.14)	(1.53)	(1.00)	(0.84)
Distributions from realized gains	—		—	—	(0.05)	—
Total distributions	—		(1.14)	(1.53)	(1.05)	(0.84)

Proceeds from redemption fees collected	0.00	(a)	—	—	—	—

Net asset value, end of year	$121.16		$107.58	$100.22	$138.60	$122.32

Total return (b)	12.62%		8.46%	(26.55)%	14.18%	8.98%

Ratios/supplemental data:
Net assets, end of year (000’s)	$178,540		$97,892	$88,455	$130,911	$77,080
Ratio of net expenses to average net assets	1.05%	(d)	1.73% (c)	1.53%	1.53%	1.70%
Ratio of net investment income to average net assets	1.44%		1.21%	1.10%	0.83%	0.76%
Portfolio turnover rate	21%		21%	22%	22%	18%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is the measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Absent investment advisory fees voluntarily waived by the Investment Adviser, the ratio of expenses to average net assets would have been 1.76% for the year ended October 31, 2009 (Note 3).

(d)
Absent investment advisory fee reductions and expense reimbursements by the Investment Adviser, the ratio of expenses to average net assets would have been 1.47% for the year ended October 31, 2010 (Note 3).

See notes to financial statements.

STRALEM EQUITY FUND - ADVISER CLASS
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
	Period Ended October 31, 2010(a)
Net asset value, beginning of period	$112.80

Income from investment operations:
Net investment income	0.57
Net gains on securities	7.50
Total from investment operations	8.07

Proceeds from redemption fees collected	0.02

Net asset value, end of period	$120.89

Total return (b)	7.17%	(c)

Ratios/supplemental data:
Net assets, end of period (000’s)	$5,261
Ratio of net expenses to average net assets	1.24%	(d)(e)
Ratio of net investment income to average net assets	1.18%	(d)
Portfolio turnover rate	21%

(a)	Represents the period from the commencement of operations (November 13, 2009) through October 31, 2010.

(b)
Total return is the measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Annualized.

(e)
Absent investment advisory fee reductions and expense reimbursements by the Investment Adviser, the ratio of expenses to average net assets would have been 2.64%(d) for the period ended October 31, 2010 (Note 3).

See notes to financial statements.

STRALEM EQUITY FUND NOTES TO FINANCIAL STATEMENTS October 31, 2010

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Stralem Equity Fund (the “Fund”) is a non-diversified series of Stralem Fund (the “Trust”), a Delaware statutory trust reorganized on April 30, 1999 with authority to issue an unlimited number of shares (par value $0.01) of beneficial interest. The Trust is an open-end management investment company registered under the Investment Company Act of 1940.

The Fund’s investment objective is long-term capital appreciation.

The Fund’s two classes of shares, the Institutional Class and the Adviser Class, represent an interest in the same portfolio of securities and have the same rights, but differ primarily in the expenses to which they are subject and have differing investment minimums. The Adviser Class shares are subject to a distribution (12b-1) fee of 0.25% per annum of the Fund’s average daily net assets attributable to Adviser Class shares and require a $1,000 initial investment, whereas the Institutional Class shares are not subject to distribution (12b-1) fees and require a $250,000 initial investment.

The Institutional Class commenced operations on January 18, 2000 and the Adviser Class commenced operations on November 13, 2009.

Investment valuation:

Accounting principles generally accepted in the United States of America (“GAAP”) establish a single authoritative definition of fair value, set out a frame work for measuring fair value and require additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs

Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the above fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

Securities that are traded on U.S. stock exchanges are generally valued at the last reported sales price. If there have been no sales on any business day, a security is valued at the closing bid quote. U.S. Treasury Bills and other short-term debt securities maturing in 60 days or less are valued at amortized cost, which approximates fair value. Investments in money market funds are valued at net asset value.

Securities without a readily available price quotation may be priced at fair value as determined in good faith by the management of the Fund. Fair value pricing would be utilized in instances when prices of individual portfolio securities are “not readily available,”

STRALEM EQUITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

the market for a security is not active or when there is an occurrence of a “significant event” that occurs after market closings but before the Fund’s NAV is determined. Such fair value pricing is determined according to procedures adopted by the Board of Trustees.

Investment transactions and income:

Security transactions are accounted for on the trade date. Realized gains and losses on sales of investments are calculated on a specific identification basis. Dividend income is recorded on the ex-dividend date, and interest income is recognized on the accrual basis.

Share valuation and redemption fees:

The net asset value per share of each class of shares of the Fund is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 pm; Eastern time) on each day the NYSE is open for business by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The offering price and redemption price per share of each class of the Fund is equal to the net asset value per share of each class, except that shares of each class are subject to a redemption fee of 1%, payable to the applicable class if redeemed within 60 days of purchase. During the year ended October 31, 2009, no redemption fees were charged by the Fund. During the year ended October 31, 2010, proceeds from redemption fees totaled $2 and $5, respectively, for Institutional Class and Adviser Class.

Allocation between classes:

Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

Taxes:

The Fund’s policy is to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. In order to avoid imposition of an excise tax applicable to regulated investment companies, the Fund must declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years. Only nominal income tax and excise tax were paid by the Fund during the year ended October 31, 2010.

The Fund recognizes tax benefits or expenses of uncertain tax positions in the year such determination is made when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for all open tax years (tax years ended October 31, 2007 through October 31, 2010) and concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

STRALEM EQUITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

Use of estimates:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. FAIR VALUE MEASUREMENT

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2010:

	Level 1	Level 2	Level 3	Total
Common Stocks	$171,823,562	$—	$—	$171,823,562
Money Market Funds	12,722,215	—	—	12,722,215
Total	$184,545,777	$—	$—	$184,545,777

Refer to the Fund’s Schedule of Investments for a listing of the common stocks and money market funds. During the year ended October 31, 2010, the Fund did not have any significant transfers in and out of Level 1 or Level 2. There were no Level 3 securities or derivative instruments held by the Fund during the year ended or as of October 31, 2010.

3. RELATED PARTY TRANSACTIONS

Pursuant to an Investment Advisory Agreement with Stralem & Company Incorporated (the “Investment Adviser”), the Fund pays the Investment Adviser an annual advisory fee, payable quarterly, based on the average weekly net assets of the Fund, equal to 1.25% of the first $50 million of such net assets, 1.00% of the next $50 million of such net assets and 0.75% of such net assets in excess of $100 million. Certain officers and a Trustee of the Trust are also officers of the Investment Adviser.

Effective January 1, 2010, the Investment Adviser agreed contractually to reduce its advisory fees and/or reimburse Fund expenses to the extent necessary to maintain the Fund’s annual ratio of expenses to average net assets at no greater than 0.99% for Institutional Class shares and 1.24% for Adviser Class shares. This contractual obligation expires March 1, 2011 but may be renewed for additional time periods by mutual agreement. During the period from November 13, 2009 until December 31, 2009, the Investment Adviser agreed to reduce its advisory fees and/or reimburse expenses of the Fund to the extent necessary to maintain the Fund’s annual ratio of expenses to average net assets at no greater than 1.50% for Institutional Class shares and 1.75% for Adviser Class shares. For the year ended October 31, 2010, the Investment Adviser reduced its advisory fees by $547,240 and reimbursed other operating expenses of $23,340 and $21,477 for Institutional Class and Adviser Class shares, respectively.

The Investment Adviser may recover advisory fee reductions and/or expense reimbursements on behalf of the Fund, but only for a period of three years after the fee reduction and/or expense reimbursement, and only if such recovery will not cause the

STRALEM EQUITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

Fund’s ratio of expenses to average net assets with respect to Institutional Class shares and Adviser Class shares to exceed 0.99% and 1.24%, respectively. As of October 31, 2010, the amount of fee reductions and expense reimbursements available for recovery by the Investment Adviser is $584,161 which must be recovered no later than October 31, 2013.

Pursuant to a Mutual Fund Services Agreement between the Fund and Ultimus Fund Solutions, LLC (“Ultimus”), Ultimus provides administrative services to the Fund, calculates daily net asset value per share and maintains such books and records as are necessary to enable Ultimus to perform its duties. For the performance of administrative and accounting services, the Fund pays Ultimus a fee at the annual rate of 0.125% on the first $500 million of its average daily net assets and 0.10% on such net assets in excess of $500 million, subject to a monthly minimum fee of $6,000. In addition, for each additional class of shares added to the Fund, an annual fee of $6,000 will be assessed. As transfer agent, Ultimus maintains the records of each shareholder’s account, processes purchases and redemptions of the Fund’s shares and acts as dividend and distribution disbursing agent. Ultimus, in its role as transfer agent, receives an annual fee of $15 to $20 per shareholder account, depending on the type of account, subject to a minimum monthly fee of $1,500 per share class. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, stationery, checks, drafts, forms, reports, record storage, communication lines and the costs of external pricing services. The Fund also pays $6,000 annually to Ultimus to provide the Fund with the ability to access Fund/SERV and Networking through National Securities Clearing Corporation.

Pursuant to a Distribution Agreement with Ultimus Fund Distributors, LLC (the “Distributor”), the Distributor provides distribution services and serves as principal underwriter for the Fund. The Distributor is a wholly owned subsidiary of Ultimus. The Distributor does not receive a fee from the Fund or the Investment Adviser for its distribution services. Certain officers of the Trust are also officers of Ultimus and the Distributor.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 (the “Plan”) under which the Adviser Class shares may directly incur or reimburse the Investment Adviser or the Distributor for certain expenses related to the distribution of Adviser Class shares. The annual limitation for payment of expenses pursuant to the Plan is 0.25% of average daily net assets allocable to Adviser Class shares. During the period ended October 31, 2010, the Adviser Class shares incurred distribution related expenses of $5,170 under the Plan.

4. DISTRIBUTIONS TO SHAREHOLDERS

Dividends arising from net investment income and net capital gains, if any, are declared and paid annually. The amount of distributions from net investment income and net realized gains are determined in accordance with income tax regulations which may differ from GAAP. There were no distributions during the year ended October 31, 2010. The tax character of distributions paid during the year ended October 31, 2009 was ordinary income.

5. INVESTMENT TRANSACTIONS

During the year ended October 31, 2010, cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $96,052,497 and $26,095,368, respectively.

STRALEM EQUITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis for each item as of October 31, 2010:

Cost of portfolio investments	$165,170,847
Gross unrealized appreciation	$22,916,351
Gross unrealized depreciation	(3,541,421)
Net unrealized appreciation	19,374,930
Undistributed ordinary income	1,991,945
Capital loss carryforwards	(5,067,998)
Distributable earnings	$16,298,877

The difference between the federal income tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

As of October 31, 2010, the Fund had capital loss carryforwards of $5,067,998, which are available to offset future realized capital gains, if any, prior to distribution to shareholders. These capital loss carryforwards of $1,955,297, $2,127,639 and $985,062 expire on October 31, 2016, October 31, 2017 and October 31, 2018, respectively.

6. CONTINGENCIES AND COMMITMENTS

The Trust’s Trust Instrument provides that the Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

7. RECENT ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009 and others for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. ASU No. 2010-06 will have no impact on the Fund’s financial condition or results of operations.

8. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the issuance of these financial statements. The trustees of the Trust have approved a dividend to be distributed to shareholders of the Fund on record as of the close of business on a declaration date to be determined by officers of the Fund. The dividend amount is to be determined by officers of the Fund and distributed on a payment date prior to January 1, 2011.

STRALEM EQUITY FUND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Trustees and Shareholders
Stralem Equity Fund

We have audited the accompanying statement of assets and liabilities of Stralem Equity Fund (the “Fund”), including the schedule of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Institutional Class and for the period from November 13, 2009 (commencement of operations) through October 31, 2010 for the Adviser Class. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 2010, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Stralem Equity Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years in the five-year period then ended for the Institutional Class and for the period from November 13, 2009 (commencement of operations) through October 31, 2010 for the Adviser Class, in conformity with accounting principles generally accepted in the United States of America.

EisnerAmper LLP

New York, New York
December 8, 2010

STRALEM EQUITY FUND DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses, which are deducted from the Fund’s gross income. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period (May 1, 2010) and held until the end of the period (October 31, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Institutional Class	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,004.10	$5.00
Based on Hypothetical 5% Return	$1,000.00	$1,020.21	$5.04

*
Expenses are equal to Institutional Class’s annualized expense ratio of 0.99% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Adviser Class	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,002.60	$6.26
Based on Hypothetical 5% Return	$1,000.00	$1,018.95	$6.31

*
Expenses are equal to Adviser Class’s annualized expense ratio of 1.24% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STRALEM EQUITY FUND ADDITIONAL INFORMATION (Unaudited)

TRUSTEE COMPENSATION

	Aggregate Compensation From the Fund For the Year Ended October 31, 2010	Pension or Retirement Benefits Accrued As Part of Fund’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund and Fund Complex Paid to Trustees
Philippe E. Baumann	None	None	None	None
Kenneth D. Pearlman	$1,750	None	None	$1,750
Michael T. Rubin	$1,750	None	None	$1,750
Jean Paul Ruff*	$1,750	None	None	$1,750

*	Mr. Ruff passed away on November 21, 2010.

None of the Trustees and officers of the Fund receive any compensation, other than Trustees’ fees, from the Fund. Effective January 1, 2010, each Trustee receives a fee of $250 for each regularly scheduled meeting attended in person and an annual retainer of $11,500. Prior to that date, the Trustees received a fee of $1,000 for each regularly scheduled meeting attended in person. The annual retainer will be paid in December 2010. As an interested person of the Fund, Mr. Baumann receives no compensation for his service as a Trustee. In addition, the Fund reimburses the Trustees for their out-of-pocket expenses incurred on Fund business. There are generally at least four meetings per year. No Trustees’ out-of-pocket expenses were claimed or reimbursed during the year ended October 31, 2010.

PROXY VOTING POLICIES AND PROCEDURES

A description of the Fund’s proxy voting policies and procedures is available, without charge, upon request by calling toll free (866) 822-9555, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. The Fund’s proxy voting record for the most recent 12-month period ended June 30th is available from the SEC’s website at www.sec.gov or upon request by calling the Fund at (866) 822-9555.

QUARTERLY PORTFOLIO HOLDINGS

The Fund’s Forms N-Q containing a complete schedule of portfolio holdings as of the end of the first and third quarters of each fiscal year is available on the SEC’s website at http://www.sec.gov or is available upon request, without charge, by calling toll free at (866) 822-9555. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-(800) SEC-0338.

HOUSEHOLDING

The Fund will generally send only one copy of the summary prospectus, proxy material, annual report and semi-annual report to shareholders residing at the same “household.” This reduces Fund expenses which benefits all shareholders, minimizes the volume of mail you receive and eliminates duplicates of the same information. If you need additional copies of these documents, a copy of the prospectus or do not want your mailings to be “householded,” please send us a written request or call us toll free at (866) 822-9555.

STRALEM EQUITY FUND FUND OFFICERS AND TRUSTEES (Unaudited)

The Board is responsible for oversight of the Fund. The officers of the Trust are responsible for the day-to-day operations of the Fund. The table below sets forth information about the Trustees and executive officers of the Trust. Unless otherwise noted, each Trustee’s and officer’s address is 645 Madison Avenue, New York, New York 10022. Each Trustee and officer serves in that capacity until the earlier of his or her resignation, retirement, removal, death, or the election of a qualified successor. No Trustee holds any directorships of any other investment company registered under the 1940 Act or any company whose securities are registered under the Securities Exchange Act of 1934 or who file reports under that Act. On November 21, 2010, Jean-Paul Ruff, an Independent Trustee of the Fund for 31 years, passed away. The remaining Independent Trustees nominated and elected Geoff Gottlieb to fill the vacancy created by Mr. Ruff’s passing.

Name, Age and Address		Position(s) held with the Trust	Length of Time Served*	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen
Independent Trustees
	Kenneth D. Pearlman (80)	Trustee	38 years	Retired	1
	Michael T. Rubin (69)	Trustee	13 years	Retired	1
	Geoff Gottlieb (51)	Trustee	**	Founder and director of Executive Wealth Management Limited (“EWM”), managing member of EWM LLC and a director of EWM Capital Limited. EWM’s primary business is the design and administration of global executive compensation and investment plans for major financial firms and corporations.	1
Interested Trustee
+	Philippe E. Baumann (80)***	Trustee and Chairman	38 years	Executive Vice President and Director of the Adviser	1
Executive Officers
+	Andrea Baumann Lustig (51)	President	3 years	Vice President of the Adviser and Director of Private Client Asset Management
-	Hirschel B. Abelson (77)	Senior Assistant Treasurer	22 years	President and Director of the Adviser
	Mark J. Seger (49) 225 Pictoria Drive Suite 450 Cincinnati, Ohio 45246	Treasurer	3 years	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
	Philippe T. Labaune (42)	Vice President	13 years	Vice President of the Adviser and Trader
-	Adam S. Abelson (42)	Vice President	10 years	Vice President of the Adviser and Senior Portfolio Manager
	John F. Splain (54) 225 Pictoria Drive Suite 450 Cincinnati, Ohio 45246	Secretary	3 years	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
	Joann Paccione (53)	Chief Compliance Officer, Senior Assistant Secretary and Senior Assistant Treasurer	21 years	Chief Compliance Officer of the Adviser

*	Includes service as a director or officer of Stralem Fund, Inc., a Delaware corporation and the Trust’s prior corporate identity.

**	Appointed Independent Trustee on November 29, 2010.

***	Interested person, as defined in the 1940 Act, by reason of relationship as control person, officer and director of the Adviser.

-	Adam Abelson is the son of Hirschel B. Abelson.

+	Andrea Bauman Lustig is the daughter of Philippe E. Baumann.

STRALEM EQUITY FUND

INVESTMENT ADVISER

Stralem & Company Incorporated
645 Madison Avenue
New York, NY 10022
Telephone (212) 888-8123
Fax (212) 888-8152

This report is prepared for the information of the Fund’s shareholders. It is not authorized for distribution to prospective investors in the Fund unless it is preceded or accompanied by a current summary prospectus and/or prospectus which each describe the Fund’s objectives, risks, policies, expenses and other important information. Investors are advised to read the summary prospectus and/or prospectus carefully before investing. Past performance is not indicative of future results. Current performance may be lower or higher than the data contained herein. For performance information current through the most recent month end, please visit the Fund’s website at www.stralemfund.com or call toll-free (866) 822-9555. The Fund can suffer losses as well as gains.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

Upon careful review of the credentials of the audit committee members, the registrant’s board of trustees has determined that although the audit committee members have sufficient financial expertise to address any issues that are likely to come before the audit committee, no one member meets the technical definition of an audit committee financial expert.  After discussion and evaluation of the accounting environment in which the registrant operates the audit committee members determined that it is not essential that the registrant appoint an additional trustee who would qualify as an audit committee financial expert.  If the audit committee members determine that it is necessary to obtain the advice of an audit committee financial expert, they will consider appointing such a person.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $40,000 and $36,000 with respect to the registrant’s fiscal years ended October 31, 2010 and October 31, 2009, respectively.

(b)
Audit-Related Fees.  The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $14,200 and $17,000 with respect to the fiscal years ended October 31, 2010 and October 31, 2009, respectively.  The services comprising these fees are related to compliance with the US Patriot Act, review of the registrant’s anti-money laundering compliance policies and procedures, review of semi-annual financial statements and periodic security counts, and attendance at audit committee meetings.

(c)
Tax Fees.  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $11,500 and $11,000 with respect to the registrant’s fiscal years ended October 31, 2010 and October 31, 2009, respectively.  The services comprising these fees relate to tax planning, compliance and the preparation of the registrant’s federal income and excise tax returns.

(d)
All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
With respect to the fiscal years ended October 31, 2010 and October 31, 2009, aggregate non-audit fees of $11,500 and $11,000, respectively, were billed by the registrant’s accountant for services rendered to the registrant.  With respect to the fiscal years ended October 31, 2010 and October 31, 2009, aggregate non-audit fees of $17,000 and $17,000, respectively, were billed by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The registrant’s audit committee of the board of trustees determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      Stralem Fund

By (Signature and Title)*		/s/ Andrea Baumann Lustig
Andrea Baumann Lustig, President

Date	December 10, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Andrea Baumann Lustig
Andrea Baumann Lustig, President

Date	December 10, 2010

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer

Date	December 10, 2010

* Print the name and title of each signing officer under his or her signature.